UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2022 (May 2, 2022)

BULL HORN HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39669	98-1465952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 S. Pointe Drive, Suite TH-1

Miami Beach, Florida 33139

 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 671-3341

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one Ordinary Share and one Redeemable Warrant	BHSEU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	BHSE	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	BHSEW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 2, 2022, Bull Horn Holdings Corp., a British Virgin Islands company (the “Company”), issued a promissory note (the “Note”) in the aggregate principal amount of up to $400,000 to Bull Horn Holdings Sponsor LLC, the sponsor of the Company (the “Sponsor”), in connection with the extension of the termination date for the Company’s initial business combination (the “Initial Business Combination”) from May 3, 2022 to November 3, 2022 (the “Termination Date”), which extension was approved by the shareholders of the Company at a special meeting of the Company’s shareholders held on April 26, 2022.

Pursuant to the Note, the Sponsor has agreed to loan to the Company up to $400,000 to deposit into the Company’s trust account (the “Trust Account”) in an amount of $66,667 per month to extend the Termination Date on a month-by-month basis through November 3, 2022 as necessary, except that the sixth deposit (if applicable) will be a payment of $66,665 (the “Monthly Extension Amount”).

The Note provides that the Monthly Extension Amount will be deposited into the Trust Account commencing on May 3, 2022, and within one business day of the 3rd day of each subsequent month until October 3, 2022 or an earlier date by which the Company completes an Initial Business Combination or liquidates as provided for in the Company’s amended and restated memorandum and articles of association (as amended), and such amount will be distributed either to: (i) all of the public holders of the Company’s ordinary shares upon the Company’s liquidation or (ii) the public holders of the Company’s ordinary shares who elect to have their shares redeemed in connection with the consummation of the Initial Business Combination.

The Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Initial Business Combination, or (b) the date of the liquidation of the Company.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
10.1	Promissory Note issued to Bull Horn Holdings Sponsor LLC, dated May 2, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bull Horn Holdings Corp.

Dated: May 3, 2022	By:	/s/ Robert Striar
		Name:	Robert Striar
		Title:	Chief Executive Officer